UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 10, 2020

VOXX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number)

13-1964841

(I.R.S. Employer Identification No.)

2351 J Lawson Blvd., Orlando, FL	32824
(Address of principal executive offices)	(Zip Code)

(800) 645-7750

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class:	Trading Symbol:	Name of Each Exchange on which Registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 10, 2020, the Company issued a press release announcing its earnings for the three months ended May 31, 2020. A copy of the release is furnished herewith as Exhibit 99.1.

Item 8.01    Other Events.

On July 13, 2020, the Company held a conference call to discuss its financial results for the three months ended May 31, 2020. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 10, 2020, relating to VOXX International Corporation's earnings release for the three months ended May 31, 2020 (filed herewith).
99.2	Transcript of conference call held on July 13, 2020 at 10:00 am (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date: July 16, 2020	BY:	/s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer